OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Statement of Additional Information Supplement dated October 21, 2013

This supplement amends the Statement of Additional Information (“SAI”) of each of the above referenced funds (each a “Fund”) and is in addition to any other supplements.

The SAI of each Fund is revised as follows:

The following is added to the end of the section of the SAI titled “Additional Information About the Fund”:

Location of Accounts and Records. The accounts, books and other documents required to be maintained by the Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OFI Global Asset Management, Inc., OppenheimerFunds, Inc. and Shareholder Services, Inc., as applicable, at each entity’s offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924. Certain other accounts, books and other documents related to the Fund and the Manager are in the possession of OppenheimerFunds Distributor, Inc. located at 225 Liberty St., New York, NY 10281 and Brown Brothers Harriman located at 6801 South Tucson Way, Centennial, Colorado 80112-3924

October 21, 2013	PX0000.065